UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 IR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 17, 2001


                         Commission file number 0-13754


                            MAXUS REALTY TRUST, INC.
                           --------------------------
        (Exact name of small business issuer as specified in its charter)

             Missouri                                   43-1339136
-----------------------------------         -----------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

104 Armour, North Kansas City, Missouri                   64116
----------------------------------          -----------------------------------
(Address of principal executive offices)                (Zip Code)

Trust's telephone number, including area code        (816) 303-4500
                                                  ---------------------



















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



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

          The following financial statements and pro forma financial information are filed as part of this report:

         (a) Financial Statements

             Independent Auditors' Report

             Statements of Revenue and Certain Expenses (as defined - Note 2 ) for the year ended December 31, 2000 and six months ended June 30, 2001.

             Notes to the Statements of Revenue and Certain Expenses

         (b) Pro Forma Financial Information (unaudited)

             Pro Forma Funds from Operations for the Six Month Period Ended June 30, 2001 and the Year Ended December 31, 2000.

             Pro Forma Statements of Operations for the Six Month Period Ended June 30, 2001 and the Year Ended December 31, 2000.

             Pro Forma Balance Sheet as of June 30, 2001.

             Notes to Pro Forma Information.

             Management's Discussion and Analysis of King's Court Apartments.








Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Maxus Realty Trust, Inc.,
Date: October 30, 2001                            By:/s/ Daniel W. Pishny
                                                         Daniel W. Pishny
                                                         President









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

[KPMG LOGO]
1000 Walnut
Suite 1600
Kansas City, MO 64106

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Maxus Realty Trust, Inc.

We have audited the accompanying statement of revenue and certain expenses (as defined - note 2) of Maxus Realty Trust, Inc.'s King's Court apartments for the year ended December 31, 2000. This financial statement is the responsibility of Maxus Realty Trust, Inc.'s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Maxus Realty Trust, Inc. The presentation is not intended to be a complete presentation of King's Court Apartments' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined - note 2) of King's court apartments for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

KPMG LLP

October 5, 2001


[KPMG LOGO] KPMG LLP. KPMG LLP,a U.S.limited liability partnership,is a member of KPMG International, a Swiss association


















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



                            MAXUS REALTY TRUST, INC.
                            KING'S COURT APARTMENTS
        STATEMENTS OF REVENUE AND CERTAIN EXPENSES (AS DEFINED - NOTE 2) FOR THE YEAR ENDED DECEMBER 31, 2000 AND SIX MONTHS ENDED JUNE 30, 2001

                                               December 31, 2000   June 30, 2001
                                                                    (Unaudited)
Revenue:
  Rental .....................................     $   593,000         291,000
  Other ......................................          24,000          13,000
                                                      --------        --------
        Total Revenue ........................         617,000         304,000
                                                      --------        --------
Operating Expenses:
  Repairs and maintenance ....................         120,000          58,000
  Real estate taxes ..........................          32,000          13,000
  General and administrative .................          78,000          45,000
  Utilities ..................................          46,000          27,000
  Management Fees ............................          29,000          12,000
  Other Operating Expenses....................             ---           8,000
                                                      --------        --------
        Total operating expenses .............         305,000         163,000
                                                      --------        --------

        Operating income (as defined - Note 2)     $   312,000         141,000
                                                      ========        ========


   See accompanying notes to this statement



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



                            MAXUS REALTY TRUST, INC.
                             KING'S COURT APARTMENTS
             NOTES TO THE STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1.  KING'S COURT APARTMENTS:

King's Court Apartments ("King's Court") is an 82 unit apartment complex located at 2300-A Willow Drive, Olathe, Kansas . King's Court was purchased by Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $3,536,000 on August 17, 2001, from an unrelated third party, King's Court Investors Limited Partnership, ("KCI"). The purchase price included the assumption of the obligation to repay certain multifamily housing revenue refunding bonds issued by the City of Olathe, Kansas in an aggregate amount of $2,209,000, which are due and payable on November 1, 2026.Maxus Properties, Inc., an affiliate of the Registrant, will provide property management services for King's Court.

2.  BASIS OF PRESENTATION:

The statements of revenue and certain expenses excludes items not comparable to the projected future operations of King's Court. Excluded expenses include mortgage interest, depreciation and amortization. The Registrant has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Registrant intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the financial statements.

3.  REVENUES:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases.

Included in other revenue is non-rental income such as interest income, application fees, and late fees.

4.  USE OF ESTIMATES:

Management of the Trust has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

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                                       -5-

                            MAXUS REALTY TRUST, INC.
                        PRO FORMA FUNDS FROM OPERATIONS
 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2001 AND YEAR ENDED DECEMBER 31, 2000
                                  (UNAUDITED)

The following unaudited pro forma information presents the funds generated by the operations of MRTI as if MRTI had acquired King's Court as of January 1, 2000. This pro forma information does not purport to represent operations of MRTI or King's Court, nor does it purport to represent actual or expected operating results of MRTI or King's Court for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith. Administrative expenses and certain revenues of MRTI's parent are excluded.

FUNDS FROM OPERATIONS

The white paper on Funds From Operations approved by the board of governors of NAREIT in March 1999 defines funds from operations as net income (loss) (computed in accordance with Generally Accepted Accounting Principles "GAAP"), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustment for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. In 1999, NAREIT clarified the definition of Funds from Operations to include non-recurring events, except for those that are defined as "extraordinary items" under GAAP and gains and losses from sales of depreciable operating property.

MRTI computes Funds From Operations in accordance with the guidelines established by the white paper which may differ from the methodology for calculating Funds from Operations utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs. Funds from Operations do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations, distributions or other commitments and uncertainties. Funds from Operations should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of MRTI's financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of MRTI's liquidity, nor is it indicative of funds available to fund MRTI's cash needs including its ability to make distributions. MRTI believes Funds from Operations is helpful to investors as a measure of the performance of the Trust because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of the ability of MRTI to incur and service debt and make capital expenditures.

For the six months ended June 30, 2001

                                        MRTI           Pro Forma      Pro Forma
                                     Historical       Adjustments       Amounts
                                        Amount        Acquisition
                                                    of King's Court


Revenues ....................     $  1,732,000          304,000        2,036,000
Expenses ....................        1,586,000          296,000        1,882,000
                                     ---------        ---------        ---------
Net Income ..................          146,000            8,000          154,000
Depreciation and Amortization          387,000           68,000          455,000
                                     ---------        ---------        ---------
Funds from Operations .......          533,000           76,000          609,000
                                  $   ========         ========        =========


For the year ended December 31, 2000

                                                                    MRTI           Pro Forma        Pro Forma
                                                                 Historical       Adjustments        Amounts
                                                                   Amount         Acquisition
                                                                 (audited)      of King's Court

Revenues ................................................     $  3,167,000          617,000        3,784,000
Expenses ................................................        2,607,000          566,000        3,173,000
                                                                 ---------        ---------        ---------
Net Income ..............................................          560,000           51,000          611,000
Depreciation and Amortization ...........................          668,000          137,000          805,000
                                                                 ---------        ---------        ---------
Funds from Operations ...................................     $  1,228,000          188,000        1,416,000
                                                                 =========        =========        =========







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                                       -7-

                            MAXUS REALTY TRUST, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2001 AND YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


The following unaudited pro forma statements of operations presents the operations of MRTI as if MRTI had acquired King's Court as of January 1, 2000. This pro forma information does not purport to represent operations of MRTI or King's Court, nor does it purport to represent actual or expected operating results of MRTI or King's Court for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

Six months ended June 30, 2001

                                                        MRTI               Pro Forma          Pro Forma
                                                     Historical           Adjustments          Amounts
                                                       Amount            Acquisition of
                                                                          King's Court

Revenue:
   Rental                                        $   1,628,000               291,000           1,919,000
   Other                                               120,000                13,000             133,000
                                                     ---------            ----------           ---------
           Total revenue                             1,748,000               304,000           2,052,000
                                                     ---------            ----------           ---------
Operating Expenses:
   Repairs and maintenance                             287,000                58,000             345,000
   Real estate taxes                                   231,000                13,000             244,000
   General and administrative                          183,000                45,000             228,000
   Utilities                                           193,000                27,000             220,000
   Depreciation and amortization                       396,000                68,000             464,000
   Interest expense                                    273,000                63,000             336,000
   Management fees                                      62,000                14,000              76,000
   Other operating expenses                             52,000                 8,000              60,000
                                                     ---------            ----------           ---------
           Total operating expenses                  1,677,000               296,000           1,973,000
                                                     ---------            ----------           ---------
           Net operating income before
             gain on sale of Franklin Park       $      71,000                 8,000              79,000
                                                     =========            ==========           =========

Per share data:
   Net income before gain on sale of
     Franklin Park                               $         .07                   .01                 .08
                                                     =========            ==========           =========
   Weighted average shares outstanding               1,039,624             1,039,624           1,039,624
                                                     =========            ==========           =========


Year ended December 31, 2000

                                                                          MRTI           Pro Forma         Pro Forma
                                                                        Historical      Adjustments          Amounts
                                                                         Amount         Acquisition
                                                                        (audited)     of King's Court
Revenue:
   Rental .....................................................     $   2,903,000           593,000         3,496,000
   Other ......................................................           243,000            24,000           267,000
                                                                       ----------        ----------        ----------
           Total revenue ......................................         3,146,000           617,000         3,763,000
                                                                       ----------        ----------        ----------
Operating Expenses:
   Repairs and maintenance ....................................           368,000           120,000           488,000
   Real estate taxes ..........................................           476,000            32,000           508,000
   General and administrative .................................           498,000            78,000           576,000
   Utilities ..................................................           293,000            46,000           339,000
   Depreciation and amortization ..............................           685,000           137,000           822,000
   Interest expense ...........................................           436,000           125,000           561,000
   Management fees ............................................           109,000            28,000           137,000
   Other operating expenses ...................................            85,000            85,000
                                                                       ----------        ----------        ----------
           Total operating expenses ...........................         2,950,000           566,000         3,516,000
                                                                       ----------        ----------        ----------
           Net operating income ...............................     $     196,000            51,000           247,000
                                                                       ==========        ==========        ==========
Per share data:
   Net Income .................................................     $         .20               .05               .25
                                                                       ==========        ==========        ==========
Weighted average shares outstanding ...........................           977,231           977,231           977,231
                                                                       ==========        ==========        ==========


                            MAXUS REALTY TRUST, INC.
                             PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 2001
                                   (UNAUDITED)

The following unaudited pro forma information presents the balance sheet of MRTI as if MRTI had acquired King's Court as of June 30, 2001. This pro forma information does not purport to represent balances of MRTI or King's Court, nor does it purport to represent actual or expected balances of MRTI or King's Court for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

                                                                 MRTI             Pro Forma             Pro Forma
                                                              Historical         Adjustments             Amounts
                                                                Amount           Acquisition
                                                                               of King's Court
ASSETS:
Investment property
   Land ...........................................        $  2,322,000               84,000            2,406,000
   Buildings and improvement ......................          16,970,000            3,452,000           20,422,000
                                                           ------------         ------------         ------------
                                                             19,292,000            3,536,000           22,828,000

   Less accumulated depreciation ..................          (6,620,000)                --             (6,620,000)
                                                           ------------         ------------         ------------
           Total investment property ..............          12,672,000            3,536,000           16,208,000


   Cash and cash equivalents ......................           3,976,000           (1,255,000)           2,721,000
   Account receivable .............................             384,000                 --                384,000
   Prepaid expenses and other assets ..............              72,000               15,000               87,000
   Deferred expenses, less accumulated amortization             392,000               22,000              414,000
                                                           ------------         ------------         ------------
           Total assets ...........................        $ 17,496,000            2,318,000           19,814,000
                                                           ============         ============         ============

LIABILITIES AND SHAREHOLDERS' EQUITY:

Liabilities:
   Mortgages notes payable ........................        $  6,252,000            2,209,000           8,461,000
   Account payable and accrued expenses ...........             212,000               60,000             272,000
   Real estates taxes payable .....................              58,000               25,000              83,000
   Refundable tenant deposits .....................              90,000               24,000             114,000
                                                           ------------         ------------        ------------
           Total liabilities ......................           6,612,000            2,318,000           8,930,000
                                                           ------------         ------------        ------------

Shareholders' equity:
   Common stock ...................................           1,040,000                 --             1,040,000
   Additional paid in capital .....................          15,463,000                 --            15,463,000
   Distribution in excess of accumulated earnings            (5,619,000)                --            (5,619,000)
                                                           ------------         ------------        ------------
           Total shareholders' equity ...........            10,884,000                 --            10,884,000
                                                           ------------         ------------        ------------
                                                           $ 17,496,000            2,318,000          19,814,000
                                                           ============         ============        ============

                            MAXUS REALTY TRUST, INC.
                         NOTES TO PRO FORMA INFORMATION



1. KING'S COURT APARTMENTS:

King's Court Apartments ("King's Court") is an 82 unit apartment complex located at 2300-A Willow Drive, Olathe Kansas. King's Court was purchased by Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $3,536,000 on August 17, 2001, from an unrelated third party, King's Court Investors Limited Partnership, ("KCI"). The purchase price included the assumption of the obligation to repay certain multifamily housing revenue refunding bonds issued by the City of Olathe, Kansas in an aggregate amount of $2,209,000, which are due and payable on November 1, 2026. Maxus Properties, Inc., an affiliate of the registrant, will provide property management services for King's Court.

2.  DEBT SERVICE:

MRTI financed the property acquisition in part by an assumption of the obligation to repay certain multifamily housing revenue refunding bonds issued by the City of Olathe, Kansas in an aggregate amount of $2,209,000, which are dand payable on November 1, 2026 and bear interest at a rate of 5.69% and are secured by a leasehold mortgage. The net cash proceeds used by the Registrant from its working capital to acquire King's Court was $1,276,000. The difference between this amount and the pro forma adjustment to cash is due to a pro-rata adjustment for revenues and operating expenses incurred prior to closing.

3.  DEPRECIATION:

Buildings and  improvements are depreciated over their estimated useful lives of
27.5 years using the straight-line method.

4.  TAXES:

The Trust has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Trust intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the Pro Forma Information.

5.  MANAGEMENT FEES:

Management fees are calculated at 4.5% of the total income recorded by King's Court.

                             MAXUS REALTY TRUST INC.
         MANAGEMENT'S DISCUSSION AND ANALYSIS OF KING'S COURT APARTMENTS

King's Court Apartments ("Kings Court") is an 82 unit apartment complex located at 2300-A Willow Drive, Olathe Kansas. King's Court was purchased by Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $3,536,000 on August 17, 2001, from an unrelated third party, King's Court Investors Limited Partnership, ("KCI"). The purchase price included the assumption of the obligation to repay certain multifamily housing revenue refunding bonds issued by the City of Olathe, Kansas in an aggregate amount of $2,209,000, which are due and payable on November 1, 2026. Maxus Properties, Inc., an affiliate of the registrant, will provide property management services for King's Court.

Revenues:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases. The majority of these leases are six to twelve months in term. The business in which the Registrant is engaged is highly competitive. King's Court is located in a major urban area and is subject to competition from other similar types of properties in or near Olathe, Kansas. King's Court competes for tenants for its apartments with numerous other real estate investment trusts, real estate limited partnerships, as well as with individuals, corporations and other entities engaged in real estate investment activities. Such competition is based on such factors as location, rent schedules and services and amenities provided. The occupancy rates for August and September 2001 were 91% and 90% respectively. Management does not anticipate a material change in occupancy rates or rents as a result of the change in ownership or management of King's Court. Management believes that the investment in King's Court was justified primarily due to its good occupancy rate, operating history, assumable debt at a favorable rate, and good location.

Expenses:

Management does not anticipate a material change in utility rates or maintenance expense as a result of the change in ownership or management of King's Court. Management is still evaluating the need for future capital improvements, however, at this time the amount is not anticipated to be material.

Materiality:

After reasonable inquiry, management of the Registrant is not aware of any material factors relating to King's Court, other than discussed above, that would cause the reported financial information not to be necessarily indicative of future results.